Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Intangible Assets Net Excluding Goodwill [Abstract]
Intangible Assets, Net

9.  Intangible Assets, Net

The following table summarizes the Group’s intangible assets, net (in thousands):

	As of December 31,
	2019	2020	2020
	RMB	RMB	US$
Computer software	20,653	18,314	2,807
License and licensed games	132	—	—
Licensed copyrights of reading content	7,724	15,709	2,408
Audio content	5,317	11,683	1,790
Trademark and domain name	54	158	24
Total	33,880	45,864	7,029
Less: amortization	(20,247)	(22,896)	(3,509)
impairment	—	(10,572)	(1,620)
Net book value	13,633	12,396	1,900

The Group recognized impairment losses on intangible assets of nil, nil and RMB10.6 million (US$1.6 million) for the years ended December 31, 2018, 2019 and 2020, respectively. The Group performed an impairment test and recognized an impairment charge of RMB10.6 million (US$1.6 million) on licensed copyrights of reading content and audio content, which were mainly caused by the negative impact of the COVID-19 outbreak in 2020, as well as the tightening of rules and regulations on digital reading in China and in line with the broader market conditions reflecting the trend towards free online reading.

Amortization expenses for the years ended December 31, 2018, 2019 and 2020 were RMB2.9 million, RMB15.4 million and RMB6.4 million (US$1.0 million), respectively. Based on the current amount of intangible assets subject to amortization, the estimated amortization expenses for each of the following five years are as follows: 2021: RMB3.9 million, 2022: RMB3.5 million, 2023 RMB3.4 million, 2024: RMB1.5 million and 2025: RMB0.1 million.